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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 10, 2005

Navarre Corporation

(Exact name of registrant as specified in its charter)

Minnesota	000-22982	41-1704319

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	7400 49th Avenue North, New Hope, Minnesota	55428

	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (763) 535-8333

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Partnership Interest Purchase Agreement
Form of Assignment and Assumption Agreement
Form of Employment Agreement
Form of Escrow Agreement
Form of Non-Competition Agreement
Form of Registration Rights Agreement
Form of Release
Press Release

Section 1  -  Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On January 10, 2005, Navarre Corporation (the “Company”) issued a press release announcing the execution of a Partnership Interest Purchase Agreement (defined below). A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1; please see Item 7.01 below.

On January 10, 2005, the Company entered into a purchase agreement to acquire all of the general and limited partnership interests of FUNimation Productions, Ltd. and The FUNimation Store, Ltd. (together referred to herein as “FUNimation”). The purchase agreement (the “Partnership Interest Purchase Agreement”) provides that three wholly-owned subsidiaries of the Company (Navarre CP, LLC, Navarre CS, LLC and Navarre CLP, LLC, all three together, the “Buyers”) will purchase all of the outstanding partnership interests of FUNimation.

The aggregate consideration being paid for the partnership interests consists of: (i) cash consideration of $100,400,000; (ii) stock consideration consisting of an aggregate number of shares of Company common stock where the number of shares equals the quotient obtained by dividing $25.0 million by the Closing Share Price (as defined in the Partnership Interest Purchase Agreement); provided, that the aggregate share number will not be less than 1,495,216 or be greater than 1,827,486; and (iii) contingent consideration consisting of $17,000,000 million of cash payable over five (5) years depending on the attainment of certain predetermined operating targets by FUNimation. The shares of common stock to be issued will be unregistered, but will be subject to certain registration rights.

The transaction is subject to a number of customary closing conditions that must be satisfied or waived by the Company prior to closing. These conditions include, but are not limited to, the following: satisfaction of all conditions to be performed by the sellers and the truth and correctness of all representations made to the Company in the Partnership Interest Purchase Agreement; the satisfaction of all regulatory approvals and expiration of the Hart-Scott-Rodino waiting period; cancellation of all related party indebtedness of FUNimation and receipt of release agreements from all of the sellers; execution and delivery of the Fukunaga employment agreement, non-competition agreements from each of the sellers and the sellers’ registration rights agreement; satisfaction of a minimum cash condition and the Company shall have obtained funds sufficient to enable the Company to consummate the transactions contemplated by the Partnership Interest Purchase Agreement on terms satisfactory to the Company.

The sellers are obligated to indemnify the Company for any breach of or inaccuracy of any representation or warranty made in the Partnership Interest Purchase Agreement and any breach of or failure to perform any of their covenants or agreements; provided, however, that the maximum amount of claims that are indemnified under the Partnership Interest Purchase Agreement is $20,000,000 and the first $1,000,000 in losses are not covered. In the event the Company or Buyers fail to consummate the Partnership Interest Purchase Agreement by May 15, 2005 due to a failure to secure financing as contemplated or the agreement is terminated for other reasons, the Company must pay to the sellers a termination fee of $2,500,000. In the event the sellers fail to consummate the Agreement by May 15, 2005 in order to pursue a competing offer, the sellers must pay to the Company and/or Buyers a termination fee of $2,500,000.

The foregoing description of the Partnership Interest Purchase Agreement does not purport to be a complete statement of the parties’ rights and obligations under that agreement and the transactions contemplated thereby. The above description is qualified in its entirety by reference to the Partnership Interest Purchase Agreement which is filed with this Current Report on Form 8-K as Exhibit 10.1, and related documents filed as Exhibits 10.1(a)-(f), all of which are incorporated herein by reference.

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Section 2  -  Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Please see the disclosure regarding the Partnership Interest Purchase Agreement contained under Item 1.01 above, which is incorporated herein by reference.

Section 7  -  Regulation FD

Item 7.01 Regulation FD Disclosure.

On January 10, 2005, Navarre Corporation (the “Company”) issued a press release announcing the parties’ execution of the Partnership Interest Purchase Agreement described in Item 1.01 on January 10, 2005. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information contained in Item 7.01 to this Current Report on Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise be subject to the liabilities of that section. The information in this Item 7.01 (including Exhibit 99.1) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

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Section 9  -  Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibits.

10.1		Partnership Interest Purchase Agreement, dated January 10, 2005.

10.1	(a)	Form of Assignment and Assumption Agreement

10.1	(b)	Form of Employment Agreement

10.1	(c)	Form of Escrow Agreement

10.1	(d)	Form of Non-Competition Agreement

10.1	(e)	Form of Registration Rights Agreement

10.1	(f)	Form of Release

99.1		Press release issued by Navarre Corporation, dated January 10, 2005.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Navarre Corporation

Date: January 11, 2005

	By:	/s/ JAMES G. GILBERTSON
		Name:	James G. Gilbertson
		Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Partnership Interest Purchase Agreement, dated January 10, 2005.

10.1(a)	Form of Assignment and Assumption Agreement

10.1(b)	Form of Employment Agreement

10.1(c)	Form of Escrow Agreement

10.1(d)	Form of Non-Competition Agreement

10.1(e)	Form of Registration Rights Agreement

10.1(f)	Form of Release

99.1	Press release issued by Navarre Corporation, dated January 10, 2005.